SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                      ___________________


   Date of Report (Date of earliest event reported) June 12, 2002
                         BICO, INC.
    (Exact name of registrant as specified in its charter)


 Pennsylvania                  0-10822                  25-1229323
(State of other jurisdiction (Commission File Number)  (IRS Employer
   of incorporation)                                  Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,  Pennsylvania 15220
 (Address of principal executive offices)                     (Zip Code)


  Registrant's telephone number, including area code (412) 429-0673

      _______________________________________________________
     (Former name or former address, if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Incorporated today said that the independent firm, Corporate Image Bureau LLC of Orlando, FL, has valued its 99%-owned ViaCirq subsidiary at $50 - $54 million, underscoring the parent Company's belief that the current stock price does not accurately reflect the true value of the combined subsidiaries.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                          SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of  1934,  the  Registrant has duly caused this  Report  to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  June 12, 2002



BICO SUBSIDIARY VIACIRQ RECEIVES VALUATION OF $50 - $54 MILLION

     Pittsburgh, PA - June 12, 2002 - BICO, Incorporated (OTCBB:BIKO) today said that the independent firm, Corporate Image Bureau LLC of Orlando, FL, has valued its 99%-owned ViaCirq subsidiary at $50 - $54 million, underscoring the parent Company's belief that the current stock price does not accurately reflect the true value of the combined subsidiaries.

     ViaCirq recently signed a co-marketing agreement with FMC Extracorporeal Alliance (FMC-EA), an affiliate of Fresenius Medical Care AG (NYSE:FMS, FMS_p) of Frankfurt, Germany. Fresenius Medical Care AG is the world's largest provider of dialysis products and services with operations in 100 countries with over 37,000 employees worldwide. With more than 1000 clinical employees, FMC-EA provides services, under contract, to nearly 600 hospitals in 40 US states.

     FMC-EA   will   market   and   promote   intraperitoneal
hyperthermia procedures utilizing the ThermoChemT HT System and related disposables. ViaCirq will market and promote FMC-EA's perfusion and related extracorporeal services, which are provided by their certified technicians.

     BICO has its corporate offices in Pittsburgh, PA and is involved in the development, manufacture, and marketing of biomedical devices and environmental solutions. Subsidiary ViaCirq, also located in Pittsburgh, is the developer and manufacturer of the ThermoChem HT System for intraperitoneal hyperthermia.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR     RELATIONS    NEWSLINE    NUMBER:    1.800.357.6204
www.bico.com